Exhibit No. 99

WHOLE LOANS REPORT #43           SUMMARY REPORT                     JUNE 24,2003

TOTAL LOANS:                          701
TOTAL CURRENT BALANCE:    $378,095,662.85
TOTAL ORIGINAL BALANCE:   $378,344,400.00

                                        WEIGHTED AVERAGE         MINIMUM         MAXIMUM   NONZERO-MIN
                                       -----------------     -----------   -------------   -----------
REMAINING TERM (MONTHS):                        358.9433        179.0000        360.0000
 (REMAINING TERM CALCULATION METHOD:
   DATES ONLY)
 (CURRENT DATE USED FOR REMAINING
   TERM CALCULATION: 6/2003)
COUPON:                                           5.2923          4.2500          6.1250        4.2500
ORIGINAL LTV RATIO:                              62.0920         16.4400         92.4700       16.4400
CURRENT LTV RATIO:                               62.0526         16.4200         92.3800       16.4200
SEASONING (MONTHS):                               0.5268          0.0000          7.0000        1.0000
 (CURRENT DATE USED TO COMPUTE
   SEASONING: 6/2003)
FIRST PAYMENT DATE:                               6/2003         12/2002          7/2003
MATURITY DATE:                                    5/2033          5/2018          6/2033
ORIGINAL TERM IN MONTHS:                          0.0000**        0.0000          0.0000        0.0000
PAID TO DATES:                                    6/2003          5/2003          7/2003
CURRENT BALANCE: (AVG.)                      $539,366.14     $183,750.00   $1,598,121.54
ORIGINAL BALANCE: (AVG.)                     $539,720.97     $183,750.00   $1,600,000.00
MARGIN - EXCLUDING ZERO VALUES:                   2.7500          2.7500          2.7500        2.7500
MARGIN - INCLUDING ZERO VALUES:                   2.7500          2.7500          2.7500        2.7500
SUBSEQUENT PERIODIC INTEREST RATE C               2.0000          2.0000          2.0000        2.0000
LIFETIME MAXIMUM INTEREST RATE:                  10.2923          9.2500         11.1250        9.2500
LIFETIME MINIMUM INTEREST RATE:                   0.0000**        0.0000          0.0000        0.0000
NEXT INTEREST RATE CHANGE DATE:                   5/2013         11/2012          6/2013
FIRST RATE CHANGE DATE:                           5/2013         11/2012          6/2013
ORIGINAL INDEX VALUE:                             0.0000**        0.0000          0.0000        0.0000
ORIGINAL INTEREST RATE:                           5.2923          4.2500          6.1250        4.2500
CURRENT COUP MINUS ORIGINAL COUP:                 0.0000          0.0000          0.0000
INITIAL PERIODIC RATE CAP:                        0.0000**        0.0000          0.0000        0.0000
FICO SCORE:                                     738.2055        605.0000        850.0000      605.0000

WEIGHTED AVERAGES DO NOT INCLUDE ZERO-VALUE DATA, UNLESS MARKED WITH A (*) SINGLE ASTERISK.

** WEIGHTED AVERAGE HAS REJECT(S) OMITTED FROM CALCULATIONS


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
STATE                                              LNS         $            POOL
--------------------------------------------------------------------------------
CA                                                 336   192,228,097.79    50.84
IL                                                  50    28,211,111.37     7.46
MA                                                  35    19,026,162.81     5.03
NJ                                                  31    16,291,782.35     4.31
VA                                                  27    15,085,605.45     3.99
MD                                                  24    11,369,944.11     3.01
MN                                                  19     9,956,586.66     2.63
TX                                                  18     9,426,229.92     2.49
CO                                                  14     7,831,052.21     2.07
FL                                                  17     7,759,455.23     2.05
WA                                                  17     6,915,334.10     1.83
MO                                                  13     6,271,976.81     1.66
GA                                                  12     5,645,060.68     1.49
NY                                                  12     5,621,430.88     1.49
PA                                                  10     5,401,311.86     1.43
CT                                                  11     5,306,074.18     1.40
NC                                                   7     2,842,417.72     0.75
WI                                                   5     2,610,278.37     0.69
AZ                                                   4     2,409,837.17     0.64
NH                                                   4     1,781,351.06     0.47
IN                                                   4     1,747,532.13     0.46
OH                                                   3     1,329,879.98     0.35
MI                                                   4     1,313,360.15     0.35
KS                                                   2     1,294,000.00     0.34
DC                                                   3     1,177,112.97     0.31
OR                                                   2     1,144,301.45     0.30
TN                                                   2       860,332.00     0.23
RI                                                   1       853,125.00     0.23
NV                                                   2       835,620.13     0.22
SC                                                   2       824,892.68     0.22
IA                                                   2       787,203.45     0.21
HI                                                   1       780,000.00     0.21
NE                                                   2       761,500.00     0.20
ME                                                   1       649,288.54     0.17
DE                                                   1       516,000.00     0.14
AL                                                   1       487,413.64     0.13
NM                                                   1       378,000.00     0.10
UT                                                   1       365,000.00     0.10
================================================================================
                                                   701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
CURRENT BALANCE                                  LOANS         $            POOL
--------------------------------------------------------------------------------
150,001 -  200,000                                   1       183,750.00     0.05
200,001 -  322,700                                  13     3,670,996.64     0.97
322,701 -  350,000                                  58    19,634,449.84     5.19
350,001 -  400,000                                 141    53,141,014.77    14.05
400,001 -  450,000                                 110    47,194,499.43    12.48
450,001 -  500,000                                  75    35,943,325.52     9.51
500,001 -  550,000                                  61    32,132,128.08     8.50
550,001 -  600,000                                  45    26,077,492.98     6.90
600,001 -  750,000                                  86    56,823,309.29    15.03
750,001 -1,000,000                                 109   100,296,574.76    26.53
    OVER 1,000,000                                   2     2,998,121.54     0.79
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
COUPON                                           LOANS         $            POOL
--------------------------------------------------------------------------------
4.000 - 4.499                                        6     3,459,223.41     0.91
4.500 - 4.999                                       56    31,252,988.84     8.27
5.000 - 5.499                                      420   234,419,350.45    62.00
5.500 - 5.999                                      214   106,322,927.85    28.12
6.000 - 6.499                                        5     2,641,172.30     0.70
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
ORIG LTV                                         LOANS         $            POOL
--------------------------------------------------------------------------------
0.001 - 50                                         139    84,534,215.11    22.36
50.001 - 70                                        329   185,104,911.32    48.96
70.001 - 75                                         68    36,083,452.13     9.54
75.001 - 80                                        157    69,411,173.75    18.36
80.001 - 85                                          2       713,031.45     0.19
85.001 - 90                                          5     1,874,751.91     0.50
90.001 - 95                                          1       374,127.18     0.10
95.001 -100                                          0              .00     0.00
100.001 -150                                         0              .00     0.00
OTHR/UNKN                                            0              .00     0.00
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
CURR LTV                                         LOANS         $            POOL
--------------------------------------------------------------------------------
0.001 - 50                                         139    84,534,215.11    22.36
50.001 - 70                                        329   185,104,911.32    48.96
70.001 - 75                                         68    36,083,452.13     9.54
75.001 - 80                                        157    69,411,173.75    18.36
80.001 - 85                                          2       713,031.45     0.19
85.001 - 90                                          5     1,874,751.91     0.50
90.001 - 95                                          1       374,127.18     0.10
95.001 -100                                          0              .00     0.00
100.001 -150                                         0              .00     0.00
OTHR/UNKN                                            0              .00     0.00
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
INSURER                                          LOANS         $            POOL
--------------------------------------------------------------------------------
00 NONE                                            693   375,133,752.31    99.22
24 TRIAD                                             3     1,058,031.45     0.28
01 GE MTGE                                           2       717,541.93     0.19
13 REPUBLIC                                          1       463,000.00     0.12
06 MGIC                                              1       381,387.16     0.10
33 AMERIN GUARANTEE                                  1       341,950.00     0.09
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
LOAN PURPOSE                                     LOANS         $            POOL
--------------------------------------------------------------------------------
R = REFINANCE                                      430   238,735,248.60    63.14
P = PURCHASE                                       169    88,279,398.81    23.35
E = REFI EQUITY TAKEOUT                            102    51,081,015.44    13.51
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                         # OF                    $ % OF
PD THRU                                 LOANS         $            POOL   WA LTV
--------------------------------------------------------------------------------
5/2003                                     11     6,184,364.45     1.64    57.45
6/2003                                    670   361,879,326.61    95.71    62.01
7/2003                                     20    10,031,971.79     2.65    67.97
================================================================================
TOTAL:                                    701   378,095,662.85   100.00    62.09

                                                  # OF                    $ % OF
ADJUSTABLE RATE INDEX                            LOANS         $            POOL
--------------------------------------------------------------------------------
1CM = 1yr CMT                                      701   378,095,662.85   100.00
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
CONVERTIBILITY                                   LOANS         $            POOL
--------------------------------------------------------------------------------
N                                                  701   378,095,662.85   100.00
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
PROPERTY TYPE                                    LOANS         $            POOL
--------------------------------------------------------------------------------
HCO = HIGHRISE CONDO SF                             16     6,924,229.17     1.83
LCO = LOWRISE CONDO SF                              38    17,483,718.13     4.62
MF2 = TWO FAMILY                                     4     2,335,541.98     0.62
PUD = PUD                                            6     2,520,696.43     0.67
SFD = SINGLE FAM DETACHED                          637   348,831,477.14    92.26
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
OWNER OCCUPIED CODE                              LOANS         $            POOL
--------------------------------------------------------------------------------
P ,PRIMARY                                         668   361,331,050.77    95.57
S ,SECOND HOME                                      33    16,764,612.08     4.43
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
CHANNEL CODE                                     LOANS         $            POOL
--------------------------------------------------------------------------------
CSP = NMB CORRESPONDENTS (NON-RELO)                 14     6,806,645.65     1.80
LEX = LENDERS EXPRESS PROGRAM (NON-R               133    67,029,717.73    17.73
MEX = MORTGAGE EXPRESS PROGRAM (NON-               132    73,788,366.60    19.52
REL = CORPORATE RELOCATION PROGRAM (                17     9,039,375.63     2.39
RTL = RETAIL (RELO or NON-RELO) (NOR               364   200,954,701.65    53.15
TEM = THE EMPLOYEE MORTGAGE PROGRAM                 41    20,476,855.59     5.42
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
PRODUCT TYPE                                     LOANS         $            POOL
--------------------------------------------------------------------------------
AT1 = 10/1                                         378   207,761,347.30    54.95
ATB = 10/1                                         323   170,334,315.55    45.05
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
FICO SCORE                                       LOANS         $            POOL
--------------------------------------------------------------------------------
600.0 - 649.9                                       20    10,222,333.95     2.70
650.0 - 699.9                                      122    63,327,364.91    16.75
700.0 - 749.9                                      240   132,595,456.73    35.07
750.0 - 799.9                                      297   159,951,666.35    42.30
800.0 - 849.9                                       21    10,998,840.91     2.91
850.0 - 899.9                                        1     1,000,000.00     0.26
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

Weighted Average (Zero Values Excluded) : 738.2055


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
CREDIT GRADE                                     LOANS         $            POOL
--------------------------------------------------------------------------------
A                                                  323   170,334,315.55    45.05
AA                                                 378   207,761,347.30    54.95
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

                                                  # OF                    $ % OF
RELO FLAG                                        LOANS         $            POOL
--------------------------------------------------------------------------------
N = No                                             684   369,056,287.22    97.61
Y = Yes                                             17     9,039,375.63     2.39
================================================================================
TOTAL:                                             701   378,095,662.85   100.00


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.

                                                  # OF                    $ % OF
ZIP CODE CONCENTRATION                           LOANS         $            POOL
--------------------------------------------------------------------------------
94022 CA LOS ALTOS                                   6     4,698,285.41     1.24
60521 IL HINSDALE                                    6     4,411,102.07     1.17
22102 VA MC LEAN                                     5     4,304,396.02     1.14
94507 CA ALAMO                                       7     4,025,228.37     1.06
90049 CA LOS ANGELES                                 5     3,846,230.11     1.02
OTHER                                              672   356,810,420.87    94.37
================================================================================
TOTAL:                                             701   378,095,662.85   100.00

*** NOTE THAT ONLY VALUES WITH WEIGHT PERCENT ABOVE 1.0 have been printed


--------------------------------------------------------------------------------
The information herein is furnished to you solely by Citigroup Global Markets Inc. ("CGM") and not by the Issuer of the securities or any of its affiliates. CGM is acting as Underwriter and not acting as agent for the Issuer or its affiliates in connection with the securities. The information herein with respect to the mortgage loans is based upon information provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement or Private Placement Memorandum and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723-6217.